UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

U-VEND, INC.

(Exact name of registrant specified in its charter)

333-165972

Commission File Number

Delaware	22-3956444
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1507 7th STREET, #425

SANTA MONICA, CALIFORNIA 90401

(Address of principal executive offices)

(800) 467-1496

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant for Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreements.

2016 Securities Purchase Agreement

Effective June 30, 2016, U-Vend, Inc. (“the Company”) has authorized the issuance of convertible promissory notes (“Notes”) under the 2016 Securities Purchase Agreement (“Agreement”) in the aggregate original principal amount of $2,500,000. The Notes, designated as senior secured indebtedness, are secured by a priority lien on all assets of the Company and are pari passu with any other senior secured indebtedness of the Company. The Notes convert into common shares at a price of $0.17 per share, and bears interest at the rate of 9.5% per annum if paid in cash and 15% if paid in Company common stock. Payment of interest in cash or Company common stock is at the option of the buyer. The Notes mature in 730 days from date of issue and contain anti-dilution language. After the satisfaction of a Rule 144 holding period, the Company has the right to automatically convert a portion of the Notes based on current share price, dollar trading volume, and stock float levels. The buyer of the Notes will receive a five-year warrant giving them the right to purchase shares of Company stock equal to 50% of the number of shares the Notes convert in to, with a per share exercise price of $0.30 (“Warrant”). The Warrant contains anti-dilution language.

The Company and the buyer of the Notes are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

Purchase of Notes - Cobrador Multi-Strategy Partners LP

With an effective date of June 30, 2016, the Company and Cobrador Multi-Strategy Partners LP (“Cobrador”) entered into the Agreement through the purchase of Notes. A total of $449,787 of debt and accrued interest owed Cobrador by the Company as of June 30, 2016 was used to purchase the Notes. In addition, Cobrador received a five-year Warrant to purchase 1,322,903 shares of Company stock at an exercise price of $0.30.

Purchase of Notes - Automated Retail Leasing Partners

With an effective date of June 30, 2016, the Company and Automated Retail Leasing Partners (“ARLP”) entered into the Agreement through the purchase of Notes. A total of $103,220.46 of debt and accrued interest owed ARLP by the Company as of June 30, 2016 was used to purchase the Notes. In addition, ARLP received a five-year Warrant to purchase 303,590 shares of Company stock at an exercise price of $0.30.

Purchase of Notes – Other Entities

With an effective date of June 30, 2016, three entities entered into the Agreement through the purchase of three separate Notes (Note 1 - $77,008, Note 2 - $50,331, Note 3 – $81,250). A total of $208,589 of debt and accrued interest owed to the entities by the Company as of June 30, 2016 was used to purchase the Notes. In addition, the entities received a five-year Warrant to purchase a total of 613,497 shares of Company stock at an exercise price of $0.30.

For all the terms and conditions of the Securities Purchase Agreement, Warrant, and Notes, and described above, reference is hereby made to such Agreement, Warrant and Notes annexed hereto as Exhibit 10.42, Exhibit 10.43, and Exhibit 4.1, respectively. All statements made herein concerning the foregoing Agreement, Warrant, and Notes are qualified by reference to said Exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under the Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above under Item 1.01 (Entry into a Material Definitive Agreements) are incorporated by reference into this Item 2.03.

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Item 3.02  Unregistered Sales of Equity Securities

Conversion of Officer Debt

As of June 30, 2016, Mr. Raymond Meyers, a shareholder and chief executive officer of the Company, was due approximately $405,000 for certain past earned payroll and benefits as specified in his employment agreement.  On that date, Mr. Meyers requested repayment of the outstanding amount of $270,000 in newly issued common stock of the Company, which the Company’s Board of Directors unanimously approved.  The terms of conversion were established and approved by the Company’s Board of Directors to be at $0.17 per share, which was above the current market share price on June 30, 2016. On June 30, 2016, the repayment amount of $270,000 was converted to 1,588,236 shares of newly issued common stock.  A copy of the Debt Conversion Agreement between the Company and Mr. Meyers is attached as Exhibit 10.44 to this Current Report on Form 8-K and is incorporated into this Item 3.02 by reference.

As of June 30, 2016, Mr. Paul Neelin, a shareholder and chief operating officer of the Company, was due approximately $236,000 for certain past earned payroll and benefits as specified in his employment agreement. On that date, Mr. Neelin requested repayment of the outstanding amount of $200,000 in newly issued common stock of the Company, which the Company’s Board of Directors unanimously approved.  The terms of conversion were established and approved by the Company’s Board of Directors to be at $0.17 per share, which was above the current market share price on June 30, 2016. On June 30, 2016, the repayment amount of $200,000 was converted to 1,176,471 shares of newly issued common stock. A copy of the Debt Conversion Agreement between the Company and Mr. Neelin is attached as Exhibit 10.45 to this Current Report on Form 8-K and is incorporated into this Item 3.02 by reference.

As of June 30, 2016, Mr. Mark Chapman, a shareholder and president - America of the Company, was due approximately $50,000 for certain past earned payroll and benefits as specified in his employment agreement.  On that date, Mr. Chapman requested repayment of the outstanding amount of $30,000 in newly issued common stock of the Company, which the Company’s Board of Directors unanimously approved.  The terms of conversion were established and approved by the Company’s Board of Directors to be at $0.17 per share, which was above the current market share price on June 30, 2016. On June 30, 2016, the repayment amount of $30,000 was converted to 176,471 shares of newly issued common stock.  A copy of the Debt Conversion Agreement between the Company and Mr. Chapman is attached as Exhibit 10.46 to this Current Report on Form 8-K and is incorporated into this Item 3.02 by reference.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit.
4.1	Form of 2016 Convertible Promissory Note
10.42	Form of 2016 Securities Purchase Agreement
10.43	Form of 2016 Warrant Agreement
10.44	Meyers Debt Conversion Agreement
10.45	Neelin Debt Conversion Agreement
10.46	Chapman Debt Conversion Agreement

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

U-Vend, Inc.

By:	/s/ Raymond Meyers
Raymond Meyers, Chief Executive Officer

July 28, 2016

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